Exhibit 10.45

AMENDMENT TO VARIOUS CREDIT DOCUMENTS

AMENDMENT TO VARIOUS CREDIT DOCUMENTS (this “Amendment”), dated as of March 9, 2007, among WILLIAMS SCOTSMAN INTERNATIONAL, INC. (formerly known as Scotsman Holdings, Inc.), a Delaware corporation (“Holdings”), WILLIAMS SCOTSMAN, INC., a Maryland corporation (the “Borrower”), the subsidiaries of the Borrower party hereto, the Lenders party to the Credit Agreement referred to below that are party hereto, BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) and Collateral Agent (in such capacity, together with its successors in such capacity, the “Collateral Agent”), and each of DEUTSCHE BANK TRUST COMPANY AMERICAS and BT COMMERCIAL CORPORATION, as sub-collateral agents (in such capacity, together with their respective successors in such capacity, the “Sub-Collateral Agents”).  All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H:

WHEREAS, Holdings, the Borrower, the Lenders and the Administrative Agent are parties to an Amended and Restated Credit Agreement, dated as of June 28, 2005, as amended (the “Credit Agreement”);

WHEREAS, the Borrower has requested (i) an amendment to the defined term “Permitted Acquisition” in the Credit Agreement, (ii) the release of Williams Scotsman of Canada, Inc. (“WSC”) from its obligations under the Canadian Subsidiaries Guaranty, Canadian Security Agreement and Canadian Bank Control Agreement and the release of any and all Liens granted by WSC under any such agreements, (iii) the termination of the Canadian Subsidiaries Guaranty, Canadian Security Agreement and Canadian Bank Control Agreement and (iv) the release of the Lien of the Collateral Agent under each of the U.S. Pledge Agreement and the U.S. Security Agreement in a portion of the equity interests of WSC pledged thereunder;

WHEREAS, the Borrower and the Administrative Agent entered into a post-closing letter agreement (the “Post-Closing Letter Agreement”), dated as of June 28, 2005, pursuant to which the Borrower agreed, among other things, upon the payment in full of the Senior Secured Notes and the Senior Unsecured Notes to enter into amendments to the Collateral Documents and Guaranties in order to secure and guarantee, respectively, Obligations with respect to certain Bank Products which were not permitted under the indentures for the Senior Secured Notes and Senior Unsecured Notes to be secured pursuant to the Collateral Documents or guarantied pursuant to the Guaranties;

WHEREAS, the Senior Secured Notes and the Senior Unsecured Notes have been paid in full;

WHEREAS, the parties hereto wish to (i) amend the Credit Agreement with respect to Permitted Acquisitions, (ii) provide for the releases relating to WSC referred to above and the termination of the Canadian Subsidiaries Guaranty, Canadian Security Agreement and Canadian Bank Control Agreement and (iii) amend the Credit Agreement, certain of the Collateral Documents and the Guaranties in order to satisfy the foregoing agreement of the Borrower under the Post-Closing Letter Agreement, all on the terms and subject to the conditions contained herein;

NOW, THEREFORE, it is agreed:

I.                                         Payment in Full of Senior Secured Notes and Senior Unsecured Notes; Hedge Agreements.  The Borrower represents and warrants to the Administrative Agent, the Collateral Agent and the Lenders that (i) all obligations and liabilities owing under or with respect to the Senior Secured Notes, the other Senior Secured Notes Documents, the Senior Unsecured Notes and the other Senior Unsecured Notes Documents have been paid in full and (ii) no Credit Party is a party to a Hedge Agreement on the date hereof (other than a currency forward agreement between the Borrower and BofA).

II.                                     Amendments to Credit Agreement and certain other Credit Documents.  Effective on the Third Amendment Effective Date (as defined in Part V, Section 5 of this Amendment):

A.                                   the Credit Agreement is amended as follows:

1.                                       Notwithstanding anything in the Credit Agreement or any other Credit Document to the contrary, WSC shall no longer constitute a Canadian Subsidiary Guarantor, a Credit Party, a Guarantor, a Qualified Credit Party, a Qualified Subsidiary Guarantor or a Subsidiary Guarantor.

2.                                       The defined terms “Average Lease Term” and “Average Rental Rate” in Section 1.1 of the Credit Agreement are amended by adding the words “of the Qualified Credit Parties” immediately after each usage, if any, of the words “Rental Equipment” and “Units” in such defined terms.

3.                                       The defined terms “Canadian Bank Control Agreement”, “Canadian Security Agreement”, “Canadian Subsidiaries Guaranty”, “Canadian Subsidiary Guarantor” and “Qualified Canadian Jurisdiction” in Section 1.1 of the Credit Agreement are deleted in their entirety and each of Exhibit C-2 (Form of Canadian Bank Control Agreement), Exhibit F-2 (Form of Canadian Security Agreement) and Exhibit J-2 (Form of Canadian Subsidiaries Guaranty) are deleted as exhibits to the Credit Agreement and from the table of contents to the Credit Agreement.

4.                                       The defined term “Eligible Accounts Receivable” in Section 1.1 of the Credit Agreement is amended by (i) deleting the words “or Canadian Dollars” near the beginning of such defined term, (ii) deleting the words “and Canada” in clause (i) of such defined term and (iii) restating clause (l) thereof to read as follows:

(l)            the account debtor is the United States of America or any department, agency or instrumentality thereof, except (A) to the extent that the amount of such Account, together with the amount of all such other Accounts of the Qualified Credit Parties, does not exceed in the aggregate 15% in face value of all Accounts of the Borrower and its Subsidiaries whose Accounts are included in the Borrowing Base then outstanding or (B) if the Borrower duly assigns its rights to payment of such Account to the Collateral Agent pursuant to the Assignment of Claims Act of 1940, as amended (31 U.S.C. § 3727 et seq.); or

5.                                       The defined term “Eligible Rental Equipment” in Section 1.1 of the Credit Agreement is amended by deleting (i) the words “applicable UCC and PPSA filings and registrations” in clause (c) of such defined term and substituting therefor the words “applicable UCC filings”, (ii) the words “or a Qualified Canadian Jurisdiction” in clause (d) of such defined term and (iii) the “(x)” and subclause (y) in clause (g) of such defined term.

6.                                       The defined term “Guaranteed Creditors” in Section 1.1 of the Credit Agreement is amended by adding the words “or which is a provider of any Bank Product” immediately after the words “party to a Hedge Agreement” contained therein.

7.                                       The defined term “Guaranteed Obligations” in Section 1.1 of the Credit Agreement is amended by (i) deleting the word “and” immediately before clause (ii) thereof and substituting therefor a comma and (ii) adding a new clause (iii) to the end thereof immediately before the period which reads as “and (iii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all Obligations described in clause (c) of the definition thereof”.

8.                                       The defined term “Holding Company Requirements” in Section 1.1 of the Credit Agreement is amended by (i) amending and restating clause (1)(ii) thereof to read as follows:

(ii)  the holding (directly or through Unrestricted Subsidiaries), acquisition, sale or other disposition of equity interests in Unrestricted Subsidiaries and other foreign investments in Persons, in each instance, not constituting a Subsidiary of the Borrower or any Person in which the Borrower or any of its Subsidiaries has made an investment,

(ii) amending and restated clause (1)(iv) thereof to read as follows:

(iv)  the guaranty of Indebtedness and other obligations of (x) the Borrower (such guaranty to be unsecured except that the Obligations shall be guaranteed by Holdings on a secured basis as set forth herein and in the other Credit Documents), (y) Foreign Subsidiaries of Holdings (such guaranty to be unsecured or, in the case of a guaranty of Indebtedness, secured only by the capital stock of the Foreign Subsidiary whose Indebtedness is guaranteed or the first tier Foreign Subsidiary of Holdings that owns, directly or indirectly, the Foreign Subsidiary whose Indebtedness is guaranteed; provided, that in no event shall any capital stock of a Canadian Subsidiary any or all of whose capital stock is pledged, or is required under this Agreement to be pledged, as security for any Obligations be security for any such guaranty) and (z) Persons not constituting Subsidiaries of Holdings in which Holdings acquired an equity interest pursuant to a Permitted Acquisition (such guaranty to be unsecured or secured only by the equity interest of Holdings in such Person) and the guaranty of Obligations of any Credit Party, and (iii) deleting the words “or Canada” used twice in clause (4) of such defined term.

9.                                       The defined term “Permitted Acquisition” in Section 1.1 of the Credit Agreement is amended by (i) amending and restating subclause (B) of the proviso to clause (1) thereof to read as follows:

(B) any such acquisition by Holdings or any Unrestricted Subsidiary shall be only of assets located outside of the United States or of equity interests of any Person that (i) is not incorporated, organized or formed under the laws of the U.S., any State thereof, the United States Virgin Islands or Puerto Rico and (ii) conducts no business, directly or indirectly, in the U.S. (other than de minimis business)

, (ii) deleting the words “Non-Canadian Foreign Subsidiary” used twice in clause (2) thereof and substituting therefor the words “Foreign Subsidiary of the Borrower” and (iii) amending and restating subclause (A) of the proviso to clause (2) thereof to read as follows:

(A) the consideration paid by the Borrower or such Wholly-Owned Subsidiary of the Borrower, as the case may be, consists solely of (x) cash (including proceeds of Revolving Loans to the extent permitted by Section 7.17), (y) Earnout Obligations and (z) to the extent permitted under Section 8.3(m), the issuance of unsecured Indebtedness in an aggregate principal amount not to exceed 10% of the purchase price of such acquisition,

10.                                 The defined term “Qualified Subsidiary Guarantors” in Section 1.1 of the Credit Agreement is amended by deleting the “(x)” and the words “or (y) under the laws of Canada or a province thereof which is a Qualified Canadian Jurisdiction” in such defined term.

11.                                 The defined term “Security Agreements” in Section 1.1 of the Credit Agreement is amended by deleting the words “each of” and “and each Canadian Security Agreement” in such defined term.

12.                                 The defined term “Subsidiaries Guaranty” in Section 1.1 of the Credit Agreement is amended by deleting the words “each of” and “and each Canadian Subsidiaries Guaranty” in such defined term.

13.                                 The defined term “Subsidiary Guarantor” in Section 1.1 of the Credit Agreement is amended by deleting the words “and each Canadian Subsidiary Guarantor” in such defined term.

14.                                 The defined term “Unrestricted Subsidiary” in Section 1.1 of the Credit Agreement is amended by deleting the words “or a Canadian Subsidiary” in such defined term.

15.                                 The defined terms “WSC Ontario Assets” and “WSC Receivables” in Section 1.1 of the Credit Agreement are deleted.

16.                                 The defined terms “Earnout Obligations” and “Third Amendment Effective Date” are added to Section 1.1 of the Credit Agreement in the correct alphabetical order and read as follows:

Earnout Obligations shall mean earn-outs and deferred compensation incurred in connection with any acquisition of a Person or a business unit, division or product line of a Person (whether by acquisition of equity interests or assets) under non-compete agreements, consulting agreements, earn-out agreements and similar deferred compensation arrangements (including such as may be contained in the purchase agreement for such acquisition).  The unpaid amount of Earnout Obligations to be determined at any time with respect to any such acquisition shall be calculated on the basis of the maximum determinable amount payable with respect to such acquisition, or such lesser amount thereof agreed to by the Administrative Agent in its sole discretion.

Third Amendment Effective Date shall have the meaning given to such term in the Amendment To Various Credit Documents, dated as of March __, 2007, to certain of the Credit Documents.

17.                                 Section 2.5(i) of the Credit Agreement is amended by deleting the words “Effective Date” in the first parenthetical therein and substituting therefor the words “Third Amendment Effective Date”.

18.                                 Section 2.6(e) of the Credit Agreement is deleted in its entirety.

19.                                 Sections 5.1(d)(ii) and 5.1(s)(ii) of the Credit Agreement are deleted in their entirety.

20.                                 Section 6.26 of the Credit Agreement is amended by (i) deleting clause (b) thereof and (ii) relettering clause (c) thereof to clause (b).

21.                                 Section 6.29 of the Credit Agreement is amended by deleting the “(x)” and clause (y) contained therein.

22.                                 A new Section 6.33 is added to the Credit Agreement and reads as follows:

6.33         Guaranty by Canadian Subsidiary.  From and at all times after the Third Amendment Effective Date, no Canadian Subsidiary of the Borrower was, directly or indirectly, a guarantor of, or otherwise liable for or with respect to any Contingent Obligations in respect of, or a grantor of Liens in any of its assets or property to secure, any Indebtedness or other obligations or liabilities of (x) Holdings or any Domestic Subsidiary or (y) any other Person incorporated, organized or formed under the laws of the U.S., any State thereof, the United States Virgin Islands or Puerto Rico if, with respect to this clause (y), the effect thereof would give rise to “deemed dividend” consequences under Section 956 of the Code (assuming for purposes of this clause (y) that such Canadian Subsidiary had cumulative and/or current earnings and profits (as defined in Section 964 of the Code) in its fiscal year in which it entered into any such arrangements).

23.                                 Each of Section 7.1(a) and Section 7.1(b) of the Credit Agreement is amended by (i) deleting the comma immediately after the words “Annexes C, F, H, I, J or K of the U.S. Security Agreement” contained therein and substituting therefor the word “or” and (ii) deleting the words “or Schedules 2.1(1)(f), 2.1(1)(h), 4.1(d) or 4.1(e) (or any analogous Schedules) to any Canadian Security Agreement” contained therein.  Section 7.1(a) of the Credit Agreement is further amended by (i) deleting the word “and” immediately before clause (ii) of the first sentence of such Section 7.1(a) and substituting a comma therefor and (ii) adding the following clause (iii) thereto immediately before the period at the end of the first sentence of such Section 7.1(a):

and (iii) commencing with the 2007 fiscal year of Holdings, unaudited consolidating balance sheets and unaudited consolidating statements of operations and cash flows of Holdings and its Subsidiaries as of the close of such fiscal year and for such fiscal year, together with a comparison to the corresponding financial statements of Holdings and its Subsidiaries for the prior fiscal year, all in reasonable detail and duly certified by a Responsible Officer of Holdings as having been prepared in accordance with GAAP and fairly presenting the financial position of Holdings and each of its Subsidiaries as at the date indicated and the results of operations and cash flows of Holdings and each of its Subsidiaries for the period indicated in conformity with GAAP

24.                                 Section 7.1(d) of the Credit Agreement is amended by (i) adding “(x)” immediately before the words “not later than 60 days after the end of each fiscal year” at the beginning of such section and (ii) adding the following words to the end of such section immediately before the semicolon:

and (y) not later than 60 days after the end of each fiscal year commencing with the fiscal year ending December 31, 2007, annual consolidating projections for the Borrower and its Subsidiaries, in reasonable detail, for the following fiscal year

25.                                 Section 7.1(f)(D) of the Credit Agreement is amended by adding the words “of the Qualified Credit Parties” immediately after each usage of the words “Rental Equipment” contained therein.

26.                                 Section 7.16 of the Credit Agreement is amended by (i) deleting the words “or Wholly-Owned Canadian Subsidiary” in the first sentence thereof, (ii) deleting the words “(i) in the case of any such Wholly-Owned Domestic Subsidiary,” contained in the first sentence thereof and (iii) deleting clause (ii) of the first sentence thereof.

27.                                 Section 7.17(a) of the Credit Agreement is amended by (i) adding the words “(including, without limitation, Earnout Obligations)” immediately after each usage of the words “to pay the purchase price or any other amounts” or the words “to pay the purchase price and any other amounts” therein, (ii) adding the words “and the calculation, in reasonable detail, of the amount of Earnout Obligations, if any, with respect to such Permitted Acquisition” to the end of subclause (x) of clause (vii) of the first sentence thereof immediately before “, (y)”, (iii) adding the words “and the calculation, in reasonable detail, as of the date of such certificate of the amount of Earnout Obligations (both paid and unpaid and broken out separately) with respect to each Permitted Acquisition consummated since the Effective Date” to the end of subclause (y) of clause (vii) of the first sentence thereof immediately before “and (z)”, (iv) adding the words “and the calculation, in reasonable detail, as of the date of such certificate of the amount of Earnout Obligations (both paid and unpaid and broken out separately) with respect to each Permitted Acquisition consummated during such fiscal year” to the end of clause (vii) of the first sentence thereof immediately before the period and (v) deleting the words “and Canada” and the words “Non-Canadian” in clause (y) of the last sentence thereof.

28.                                 Each of Section 7.17(b) and Section 7.17(c) of the Credit Agreement is amended by deleting the words “Non-Canadian” where used therein.

29.                                 Section 7.20 of the Credit Agreement is amended by (i) deleting “(a)” at the beginning of the first paragraph thereof and (ii) deleting clause (b) thereof.

30.                                 Section 7.21 of the Credit Agreement is amended by deleting the “(x)” and clause (y) contained therein.

31.                                 Section 8.1(c) of the Credit Agreement is amended by (i) deleting clause (ii) thereof and relettering clauses (iii) and (iv) thereof to clauses (ii) and (iii) thereof, (ii) deleting the words “Non-Canadian Foreign Subsidiary” where used in the clause relettered to clause (ii) thereof and substituting therefor the words “Foreign Subsidiary of the Borrower” and (iii) deleting the words “surviving corporation” used in the clause relettered to clause (ii) thereof and substituting therefor the words “surviving entity and continues to remain a Wholly-Owned Subsidiary immediately after giving effect to such transaction”.

32.                                 Section 8.1(p) of the Credit Agreement is amended by (i) deleting the words “or a Qualified Canadian Jurisdiction” in clause (i) thereof, (ii) deleting the word “Guarantor” in clause (i) thereof and substituting therefor the words “which is a Wholly-Owned Subsidiary” and (iii) deleting the words “Non-Canadian Foreign Subsidiaries” and “Non-Canadian Foreign Subsidiary” used in clause (iii) thereof and substituting therefor, respectively, the words “Foreign Subsidiaries of the Borrower” and “Foreign Subsidiary of the Borrower”.

33.                                 The last sentence of Section 8.1 of the Credit Agreement is amended by deleting the words “or Canadian Subsidiaries” in the second parenthetical in such sentence.

34.                                 Section 8.2(n) of the Credit Agreement is amended by deleting the words “Non-Canadian Foreign Subsidiaries” contained therein and substituting therefor the words “Foreign Subsidiaries of the Borrower”.

35.                                 Section 8.3(i) of the Credit Agreement is amended by (i) deleting the words “Non-Canadian Foreign Subsidiaries” contained therein and substituting therefor the words “Foreign Subsidiaries of the Borrower” and (ii) deleting the words “, any Domestic Subsidiary or any Canadian Subsidiary” contained therein and substituting therefor the words “or any Domestic Subsidiary”.

36.                                 Section 8.4(d) of the Credit Agreement is amended by amending and restating such section to read as follows:

(d)           Notwithstanding the foregoing, the Borrower and its Domestic Subsidiaries and Canadian Subsidiaries may make Capital Expenditures (which Capital Expenditures will not be included in any determination under the foregoing clause (a), (b) or (c)) with the insurance proceeds received by the Borrower or any of its Domestic Subsidiaries from any Casualty Loss (or with respect to a Canadian Subsidiary, from any damage, destruction, loss, condemnation, confiscation or taking) so long as such Capital Expenditures are to replace or restore any properties or assets in respect of which such proceeds were paid in accordance with Section 7.10.

37.                                 Section 8.5(k) of the Credit Agreement is amended by deleting the words “Non-Canadian” in the proviso thereto.

38.                                 Section 8.5(n) of the Credit Agreement is amended by deleting the words “Non-Canadian Foreign Subsidiaries” where used in such section and substituting therefor the words “Foreign Subsidiaries of the Borrower”.

39.                                 Section 8.5(o) of the Credit Agreement is amended by deleting the words “Non-Canadian Foreign Subsidiaries” and “Non-Canadian Foreign Subsidiary” where used in such section and substituting therefor, respectively, the words “Foreign Subsidiaries of the Borrower” and “Foreign Subsidiary of the Borrower”.

40.                                 Section 8.5(q) of the Credit Agreement is amended by deleting the words “Non-Canadian” where used therein.

41.                                 Section 8.5 of the Credit Agreement is further amended by (i) deleting the word “and” at the end of clause (s) thereof, (ii) renumbering clause (t) thereof as clause (u) and replacing the phrase “clauses (a) through (s)” appearing therein with the phrase “clauses (a) through (t)” and (iii) adding a new clause (t) that reads as follows:

(t)            Holdings and its Domestic Subsidiaries may make loans and advances to Canadian Subsidiaries of the Borrower that are Wholly-Owned Subsidiaries in an amount not to exceed $10,000,000 in the aggregate at any time outstanding, so long as each such loan or advance is repaid within 180 days; and

42.                                 Section 8.6(i) of the Credit Agreement is amended by adding the words “or any Canadian Subsidiary of the Borrower” immediately after the words “(other than Holdings)” in clause (2) thereof and immediately after the words “(other than in the case of Holdings, the capital stock of the applicable Existing Non-Canadian Foreign Subsidiary)” in clause (3) thereof.

43.                                 Section 8.12 of the Credit Agreement is amended by deleting the words “Non-Canadian” where used therein.

44.                                 Section 8.14 of the Credit Agreement is amended by deleting the words “(but only in the case of equity interests in Foreign Subsidiaries not constituting Canadian Subsidiaries)” in clause (b) thereof and substituting therefor the words “(but only in the case of equity interests in Foreign Subsidiaries and, limited further with respect to equity interests in Foreign Subsidiaries of the Borrower, only to a disposition thereof to Holdings by the owner (and not issuer) of such equity interests and only if such disposition is otherwise expressly permitted hereunder and involves all and not a portion of the equity interests of such Foreign Subsidiary)”.

45.                                 Section 8.15 of the Credit Agreement is amended by deleting the words “Non-Canadian Foreign Subsidiary” in the parenthetical in clause (iii) thereof  and substituting therefor the words “Foreign Subsidiary of the Borrower”.

46.                                 Section 8.16 of the Credit Agreement is amended by (i) deleting the words “or Canadian Subsidiaries” in the second line thereof and the words “or Canadian Subsidiary” in clause (C) thereof, (ii) deleting clause (B) thereof  and (iii) relettering clause (C) thereof and the reference to clause (C) in such clause to clause (B).

47.                                 Section 8.17 of the Credit Agreement is amended by (i) deleting “(a)” at the beginning of the first paragraph thereof and (ii) deleting clause (b) thereof in its entirety.

48.                                 A new Section 8.22 and a new Section 8.23 are added to the Credit Agreement and read as follows:

8.22         Canadian Subsidiary Guaranty or Equity Interest Pledge.  The Borrower will not (i) permit any Canadian Subsidiary of the Borrower, directly or indirectly, to guaranty, or otherwise incur or be liable for any Contingent Obligations in respect of, or grant a Lien in any of its assets or property to secure, any Indebtedness or other obligations or liabilities of (x) Holdings or any Domestic Subsidiary or (y) any other Person incorporated, organized or formed under the laws of the U.S., any State thereof, the United States Virgin Islands or Puerto Rico if, with respect to this clause (y), the effect thereof would give rise to “deemed dividend” consequences under Section 956 of the Code (assuming for purposes of this clause (y) that such Canadian Subsidiary had cumulative and/or current earnings and profits (as defined in Section 964 of the Code) in its fiscal year in which it entered into any such arrangements) or (ii) grant or permit to exist any Lien on any equity interests in any first tier Foreign Subsidiary of the Borrower or of any of its Domestic Subsidiaries except as granted under the U.S. Pledge Agreement.

8.23         Certain Transactions with Canadian Subsidiaries.  Notwithstanding anything contained herein to the contrary, none of Holdings nor any Domestic Subsidiary shall directly or indirectly (i) guarantee any Indebtedness or other obligations of any Canadian Subsidiary of the Borrower or grant any Liens in any of its assets to secure any Indebtedness or other obligations of any Canadian Subsidiary of the Borrower, except that Holdings may guarantee Indebtedness or other obligations of any Canadian Subsidiary of the Borrower or (ii) except as otherwise expressly permitted hereunder, purchase any additional equity interests in any Canadian Subsidiary of the Borrower.

49.                                 Section 11.21 of the Credit Agreement is deleted in its entirety and the following shall be substituted therefor:

11.21                     [Intentionally Omitted].

50.                                 Article 12 of the Credit Agreement is amended by (i) adding the words “or provide other Bank Products” in the third line of Section 12.1 thereof immediately after the words “to enter into Hedge Agreements”, (ii) adding the words “or provision of such other Bank Products” in the fifth line of Section 12.1 thereof immediately after the words “entering into of such Hedge Agreements”, (iii) deleting, where appropriate to reflect the intent of this Amendment, the words “Obligations of the Borrower” where used in such Article and substituting therefor the word “Obligations” and (iv) deleting, where appropriate to reflect the intent of this Amendment, the word “Borrower” and substituting therefor the words “applicable Credit Party”.

B.                                     the U.S. Subsidiaries Guaranty is amended as follows:

1.                                       The sixth WHEREAS clause of the U.S. Subsidiaries Guaranty is amended and restated in its entirety to read as follows:

WHEREAS, (i) the Borrower and/or any other Credit Parties may from time to time be party to one or more interest rate agreements (including, without limitation, interest rate swaps, caps, floors, collars, and similar agreements) (collectively, the “Interest Rate Agreements”) with BofA, any Lender, any affiliate of any of the foregoing or a syndicate of financial institutions organized by BofA or an affiliate of BofA (even if BofA or any such Lender ceases to be a Lender under the Credit Agreement for any reason), and any institution that participates, and in each case their subsequent assigns, in such Interest Rate Agreement (collectively, the “Interest Rate Creditors”) and (ii) the Borrower and/or any other Credit Parties may from time to time be provided other Bank Products by BofA, any Lender or any affiliate of any of the foregoing (any such Person that provides any such other Bank Products, collectively, the “Other Bank Product Creditors”, and the Interest Rate Creditors and the Other Bank Product Creditors, collectively, the “Bank Product Creditors”, and the Bank Product Creditors together with the Bank Creditors, collectively, the “Secured Creditors”);

2.                                       The eighth WHEREAS clause of the U.S. Subsidiaries Guaranty is amended by (i) deleting the words “the Borrower’s entering into Interest Rate Agreements” contained therein and substituting therefor the words “the Credit Parties being provided Bank Products (including, without limitation,

                                                Interest Rate Agreements)” and (ii) deleting the words “to induce the Interest Rate Creditors to enter into Interest Rate Agreements with the Borrower” contained therein and substituting therefor the words “to induce the Bank Product Creditors to provide Bank Products to one or more Credit Parties”.

3.                                       Clause (i) of Section 1 of the U.S. Subsidiaries Guaranty is amended by deleting the words “Interest Rate Agreements” in the parenthetical at the end of such clause (i) and substituting therefor the words “Bank Products”.

4.                                       Clause (ii) of Section 1 of the U.S. Subsidiaries Guaranty is amended and restated in its entirety to read as follows:

(ii)  (x) to each Interest Rate Creditor the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for any automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities owing by any Credit Party under any Interest Rate Agreement, whether now in existence or hereafter arising, and the due performance and compliance by each Credit Party with all terms, conditions and agreements contained therein (all such obligations and liabilities, the “Interest Rate Obligations”) and (y) to each Other Bank Product Creditor the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for any automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities owing by any Credit Party under or with respect to any other Bank Products, whether now in existence or hereafter arising or provided, and the due performance and compliance by each Credit Party with all terms, conditions and agreements contained therein or with respect thereto (all such obligations and liabilities, the “Other Bank Product Obligations”, and the Other Bank Product Obligations together with the Interest Rate Obligations, collectively, the “Bank Product Obligations”, and the Bank Product Obligations together with the Credit Agreement Obligations, collectively the “Guaranteed Obligations”).

5.                                       The U.S. Subsidiaries Guaranty is amended by (i) deleting, where appropriate to reflect the intent of this Amendment, the words “Guaranteed Obligations of the Borrower” where used therein and substituting therefor the words “Guaranteed Obligations” and (ii) deleting, where appropriate in Sections 2, 3, 4, 5, 6, 9, 10, 11 and 21 thereof to reflect the intent of this Amendment, the word “Borrower” and substituting therefor the words “applicable Credit Party”.

6.                                       Section 6(vi) of the U.S. Subsidiaries Guaranty is amended and restated in its entirety to read as follows:

(vi)          consent to or waive any breach of, or any act, omission or default under any of the Interest Rate Agreements, any agreements with respect to any other Bank Products (such agreements, the “Other Bank Product Agreements” and together with the Interest Rate Agreements, the “Bank Product Agreements”), the Credit Agreement or any of the other Credit Documents or any of the instruments or agreements referred to therein, or otherwise amend, modify or supplement any of the Interest Rate Agreements, any of the Other Bank Product Agreements, the Credit Agreement or any of the other Credit Documents or any of such other instruments or agreements; and/or

7.                                       Section 12 of the U.S. Subsidiaries Guaranty is amended by (i) deleting the first usage of the words “Interest Rate Obligations” therein and substituting therefor the words “Bank Product Obligations with respect to Hedge Agreements (“Hedge Agreement Obligations”)” and (ii) deleting the second usage of the words “Interest Rate Obligations” therein and substituting therefor the words “Hedge Agreement Obligations”.

8.                                       Section 13 of the U.S. Subsidiaries Guaranty is amended by adding the words “and the Other Bank Product Creditors to provide other Bank Products” immediately after the words “perform the Interest Rate Agreements” at the beginning of such Section.

9.                                       Section 14 of the U.S. Subsidiaries Guaranty is amended by deleting the words “Interest Rate Agreements” contained therein and substituting therefor the words “Bank Product Agreements”.

10.                                 Section 17 of the U.S. Subsidiaries Guaranty is amended by (i) deleting the first usage of the words “Interest Rate Obligations” therein and substituting therefor the words “Hedge Agreement Obligations”, (ii) deleting the words “Interest Rate Creditors” where used therein and substituting therefor the words “Bank Product Creditors”, (iii) deleting the second and third usage of the words “Interest Rate Obligations” therein and substituting therefor the words “Bank Product Obligations” and (iv) deleting the words “all obligations outstanding from time to time under the Interest Rate Agreements” at the end of such Section and substituting therefor the words “the outstanding Hedge Agreement Obligations”.

11.                                 Section 18 of the U.S. Subsidiaries Guaranty is amended by deleting the word “Interest Rate Agreement” near the end thereof and substituting therefor the words “Bank Product Agreement”.

12.                                 Section 20 of the U.S. Subsidiaries Guaranty is amended by deleting the words “Interest Rate Creditor” used twice therein and substituting therefor the words “Bank Product Creditor”.

C.                                     the U.S. Security Agreement  is amended as follows:

1.                                       The tenth WHEREAS clause of the U.S. Security Agreement is amended and restated in its entirety to read as follows:

WHEREAS, (i) the Borrower and/or any other Credit Parties may from time to time be party to one or more interest rate agreements (including, without limitation, interest rate swaps, caps, floors, collars, and similar agreements) (collectively, the “Interest Rate Agreements”) with BofA, any Lender, any affiliate of any of the foregoing or a syndicate of financial institutions organized by BofA or an affiliate of BofA (even if BofA or any such Lender ceases to be a Lender under the Credit Agreement for any reason), and any institution that participates, and in each case their subsequent assigns, in such Interest Rate Agreement (collectively, the “Interest Rate Creditors”) and (ii) the Borrower and/or any other Credit Parties may from time to time be provided other Bank Products by BofA, any Lender or any affiliate of any of the foregoing (any such Person that provides any such other Bank Products, collectively, the “Other Bank Product Creditors”, and the Interest Rate Creditors and the Other Bank Product Creditors, collectively, the “Bank Product Creditors”, and the Bank Product Creditors together with the Bank Creditors, collectively, the “First Lien Creditors”);

2.                                       Section 1.1(d) of the U.S. Security Agreement is amended by deleting the words “Non-Canadian” where used therein.

3.                                       Section 2.11 of the U.S. Security Agreement is amended by adding after the words “Interest Rate Agreements” the words “, in any other agreements with respect to any Bank Products (such agreements, the “Other Bank Product Agreements” and together with the Interest Rate Agreements, the “Bank Product Agreements”)”.

4.                                       Sections 7.4 (e) and (f) of the U.S. Security Agreement is amended by (i) deleting the words “Interest Rate Creditors” and “Interest Rate Creditor” contained therein and substituting therefor, respectively, the words “Bank Product Creditors” and “Bank Product Creditor” and (ii) deleting the words “Interest Rate Agreements” contained therein and substituting therefor the words “Bank Product Agreements”.

5.                                       Section 8.2 of the U.S. Security Agreement is amended by (i) deleting the words “Interest Rate Creditors” contained therein and substituting therefor the words “Bank Product Creditors” and (ii) deleting the words “Interest Rate Agreements” contained therein and substituting therefor the words “Bank Product Agreements”.

6.                                       The defined term “Event of Default” in Article IX of the U.S. Security Agreement is amended by (i) deleting the words “Interest Rate Agreement” used twice therein and substituting therefor the words “Hedge Agreement constituting a Bank Product Agreement” and (ii) deleting the words “an Interest Rate Creditor” and substituting therefor the words “a Bank Product Creditor”.

7.                                       The defined term “First Lien Obligations” in Article IX of the U.S. Security Agreement is amended by deleting the words “Interest Rate Obligations” and substituting therefor the words “Bank Product Obligations”.

8.                                       The defined term “Obligations” in Article IX of the U.S. Security Agreement is amended by (i) adding the words “or other Bank Product Agreements” immediately after the words “Interest Rate Agreements” in the last parenthetical in clause (i) thereof and (ii) restating in its entirety clause (ii) thereof to read as follows:

(ii)           the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Assignor at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding) owing by each Assignor to (x) the Interest Rate Creditors under, or with respect to (including, in the case of each Assignor that is a Guarantor, all such obligations, liabilities and indebtedness of such Assignor under the respective Guaranty to which it is a party), each Interest Rate Agreement, whether such Interest Rate Agreement is now in existence or hereafter arising, and the due performance and compliance by such Assignor with all of the terms, conditions and agreements contained therein (all such obligations, liabilities and indebtedness described in this clause (ii)(x) being herein collectively called the “Interest Rate Obligations”) and (y) the Bank Product Creditors under, or with respect to (including, in the case of each Assignor that is a Guarantor, all such obligations, liabilities and indebtedness of such Assignor under the respective Guaranty to which it is a party), each other Bank Product Agreement, whether such Bank Product Agreement is now in existence or hereafter arising, and the due performance and compliance by such Assignor with all of the terms, conditions and agreements contained therein (all such obligations, liabilities and indebtedness described in this clause (ii)(y) being herein collectively called the “Other Bank Product Obligations”, and together with all Interest Rate Obligations, the “Bank Product Obligations”);

9.                                       The defined term “Required Secured Creditors” in Article IX of the U.S. Security Agreement is amended by (i) deleting the first usage of the words “Interest Rate Obligations” therein and substituting therefor the words “Bank Product Obligations with respect to Hedge Agreements (“Hedge Agreement Obligations”)” and (ii) deleting the second usage of the words “Interest Rate Obligations” therein and substituting therefor the words “Bank Product Obligations”.

10.                                 The defined term “Secured Debt Agreements” in Article IX of the U.S. Security Agreement is amended by deleting the words “the Interest Rate Agreements entered into with an Interest Rate Creditor” and substituting therefor the words “the Hedge Agreements constituting Bank Product Agreements entered into with a Bank Product Creditor”.

11.                                 Section 10.1(d) of the U.S. Security Agreement is amended by deleting the words “Interest Rate Creditor” used twice therein and substituting therefor the words “Bank Product Creditor”.

12.                                 Section 10.2 of the U.S. Security Agreement is amended by (i) deleting the first and second usages of the words “Interest Rate Obligations” therein and substituting therefor the words “Bank Product Obligations”, (ii) deleting the words “Interest Rate Creditors” where used and substituting therefor the words “Bank Product Creditors” and (iii) deleting the words “all Interest Rate Obligations outstanding from time to time under the respective Interest Rate Agreements” where used and substituting therefor the words “the outstanding Hedge Agreement Obligations”.

13.                                 The defined term “Termination Date” in Section 10.8 of the U.S. Security Agreement is amended by (i) deleting the words “Interest Rate Creditor” and substituting therefor the words “Bank Product Creditor” and (ii) deleting the words “Interest Rate Agreements” and substituting therefor the words “Hedge Agreements constituting Bank Product Agreements”.

14.                                 Section 10.8(b) of the U.S. Security Agreement is amended by deleting the words “or Canadian Subsidiaries” in the fourth line thereof.

15.                                 Section 10.17 of the U.S. Security Agreement is deleted in its entirety.

16.                                 Section 7 of Annex N to the U.S. Security Agreement is amended by adding the words ‘“Other Bank Product Creditors,” “Bank Product Creditors,”‘ immediately after the words ‘“Interest Rate Creditors,”‘ contained therein.

D.                                    the U.S. Pledge Agreement is amended as follows:

1.                                       The third WHEREAS clause of the U.S. Pledge Agreement is amended by deleting the words “of the Borrower” after the words “First Lien Obligations”.

2.                                       The tenth WHEREAS clause of the U.S. Pledge Agreement is amended and restated in its entirety to read as follows:

WHEREAS, (i) the Borrower and/or any other Credit Parties may from time to time be party to one or more interest rate agreements (including, without limitation, interest rate swaps, caps, floors, collars, and similar agreements) (collectively, the “Interest Rate Agreements”) with BofA, any Lender, any affiliate of any of the foregoing or a syndicate of financial institutions organized by BofA or an affiliate of BofA (even if BofA or any such Lender ceases to be a Lender under the Credit Agreement for any reason), and any institution that participates, and in each case their subsequent assigns, in such Interest Rate Agreement (collectively, the “Interest Rate Creditors”) and (ii) the Borrower and/or any other Credit Parties may from time to time be provided other Bank Products by BofA, any Lender or any affiliate of any of the foregoing (any such Person that provides any such other Bank Products, collectively, the “Other Bank Product Creditors”, and the Interest Rate Creditors and the Other Bank Product Creditors, collectively, the “Bank Product Creditors”, and the Bank Product Creditors together with the Bank Creditors, collectively, the “First Lien Creditors”; and any agreements with respect to any such other Bank Products, collectively, the “Other Bank Product Agreements” and together with the Interest Rate Agreements, the “Bank Product Agreements”);

3.                                       Section 1 of the U.S. Pledge Agreement is amended by (i) adding the words “or other Bank Product Agreements” immediately after the words “Interest Rate Agreements” in the last parenthetical in clause (i) thereof and (ii) restating in its entirety clause (ii) thereof to read as follows:

(ii)           the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Pledgor at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding) owing by such Pledgor to (x) the Interest Rate Creditors under, or with respect to, each Interest Rate Agreement, whether such Interest Rate Agreement is now in existence or hereafter arising, and the due performance and compliance by such Pledgor with all of the terms, conditions and agreements contained therein, including, in the case of Pledgors other than the Borrower, all obligations, liabilities and indebtedness under the Holdings Secured Guaranty and Subsidiary Guaranty (as applicable), in each case, in respect of the Interest Rate Agreements, and the due performance and compliance by such Pledgor with all of the terms, conditions and agreements contained therein (all such obligations, liabilities and indebtedness described in this clause (ii)(x) being herein collectively called the “Interest Rate Obligations”) and (y) the Bank Product Creditors under, or with respect to, each other Bank Product Agreement, whether such Bank Product Agreement is now in existence or hereafter arising, and the due performance and compliance by such Pledgor with all of the terms, conditions and agreements contained therein, including, in the case of Pledgors other than the Borrower, all obligations, liabilities and indebtedness under the Holdings Secured Guaranty and Subsidiary Guaranty (as applicable), in each case, in respect of such other Bank Product Agreements, and the due performance and compliance by such Pledgor with all of the terms, conditions and agreements contained therein (all such obligations, liabilities and indebtedness described in this clause (ii)(y) being herein collectively called the “Other Bank Product Obligations”, and together with all Interest Rate Obligations, the “Bank Product Obligations”);

4.                                       The defined term “Event of Default” in Section 2 of the U.S. Pledge Agreement is amended by (i) deleting the words “Interest Rate Agreement” used twice therein and substituting therefor the words “Hedge Agreement constituting a Bank Product Agreement” and (ii) deleting the words “an Interest Rate Creditor” and substituting therefor the words “a Bank Product Creditor”.

5.                                       The defined term “First Lien Obligations” in Section 2 of the U.S. Pledge Agreement is amended by deleting the words “Interest Rate Obligations” and substituting therefor the words “Bank Product Obligations”.

6.                                       The defined term “Stock” in Section 2 of the U.S. Pledge Agreement is amended by (i) deleting clause (y) thereof and relettering clause (z) thereof to clause (y), (ii) deleting the words “or a Canadian Corporation” in the clause relettered to clause (y) and (iii) deleting the words “Non-Canadian” where used in the clause relettered to clause (y).

7.                                       The defined terms “Canadian Corporation” and “Non-Canadian Foreign Corporation” in Section 2 of the U.S. Pledge Agreement are deleted and a new defined term “Foreign Corporation” is added to such Section in the correct alphabetical order and reads as follows:

“Foreign Corporation” has the meaning set forth in the definition of “Stock”.

8.                                       The last paragraph of Section 3.1 of the U.S. Pledge Agreement is amended by deleting the words “Non-Canadian” where used in clause (i) of such paragraph.

9.                                       Section 5 of the U.S. Pledge Agreement is amended by deleting the words “Interest Rate Agreement” contained therein and substituting therefor the words  “Hedge Agreement constituting a Bank Product Agreement”.

10.                                 Section 11 of the U.S. Pledge Agreement is amended by deleting the words “Interest Rate Agreements” and substituting therefor the words “Bank Product Agreements”.

11.                                 The defined term “Termination Date” in Section 19 of the U.S. Pledge Agreement is amended by (i) deleting the words “Interest Rate Creditor” and substituting therefor the words “Bank Product Creditor” and (ii) deleting the words “Interest Rate Agreements” and substituting therefor the words “Hedge Agreements constituting Bank Product Agreements”.

12.                                 Section 19(b) of the U.S. Pledge Agreement is amended by deleting the words “or Canadian Subsidiaries” in the fifth line thereof.

13.                                 Section 20(d) of the U.S. Pledge Agreement is amended by deleting the words “Interest Rate Creditor” used twice therein and substituting therefor the words “Bank Product Creditor”.

14.                                 Notwithstanding anything in the U.S. Pledge Agreement to the contrary, the pledge under the U.S. Pledge Agreement in respect of capital stock of WSC shall be limited to 65% of WSC’s voting capital stock and 100% of WSC’s non-voting capital stock.

III.                                 Consent to Amendment to Mortgages.  The Administrative Agent, the Sub-Collateral Agents and the Lenders party hereto hereby consent to the amendment of the Mortgages to reflect the agreement of the Borrower described in the third WHEREAS clause hereof (including, without limitation, with amendments thereto substantially similar to those provided above for any one or more of the above Collateral Documents).

IV.                                 Releases.  Effective on the Third Amendment Effective Date, the Administrative Agent, the Collateral Agent, the Sub-Collateral Agents and the Aggregate Supermajority Lenders hereby (i) consent to (A) the release of WSC from its obligations under the Canadian Subsidiaries Guaranty, Canadian Security Agreement and Canadian Bank Control Agreement, (B) the release of any and all Liens granted by WSC under any such agreements, including, without limitation, the release and discharge of all security of WSC pursuant to the deeds of hypothec, bonds and bond pledge agreements granted in Quebec, Canada, (C) the termination of the Canadian Subsidiaries Guaranty, Canadian Security Agreement and Canadian Bank Control Agreement, and (D) the release of the Lien of the Collateral Agent under each of the U.S. Security Agreement and the U.S. Pledge Agreement in certain of the equity interests of WSC as provided in Part II(C) and Part II(D) above and (ii) authorize each of the Collateral Agent and the Administrative Agent to take such actions and enter into such agreements and documents and to file such documents and instruments as may be necessary or, in their respective reasonable judgment, desirable to effectuate the actions set forth in clauses (A) through (D) above.  Effective on the Third Amendment Effective Date, the releases of the obligations and Liens described in clauses (A), (B) and (D) of the immediately preceding sentence and the termination of the Canadian Subsidiaries Guaranty and Canadian Security Agreement described in clause (C) of the immediately preceding sentence shall be effective without any further action.  In furtherance of the foregoing, after the Third Amendment Effective Date each of the Collateral Agent and the Administrative Agent agrees, at the sole cost and expense of the Borrower, to do all things that may be reasonably requested by the Borrower to terminate, or evidence the termination of, the Canadian Subsidiaries Guaranty, Canadian Security Agreement and Canadian Bank Control Agreement and to further effect and evidence of record the foregoing Lien releases (including, but not limited to, the release and discharge of all security of WSC pursuant to the deeds of hypothec, bonds and bond pledge agreements granted in Quebec, Canada), including the filing of PPSA and other termination and release documents with respect to the Lien of the Collateral Agent in the assets and property of WSC that has been released under this Part IV.  The Borrower agrees to deliver to the Administrative Agent, no later than 35 days after the Third Amendment Effective Date, an instrument, in form and substance reasonably satisfactory to the Administrative Agent, releasing WSC as a guarantor under the Indenture, dated as of September 29, 2005, among the Borrower, certain of its affiliates as guarantors and The Bank of New York, as trustee, with respect to the Borrower’s 8½% Senior Notes due 2015.

V.                                     Miscellaneous.

1.             In order to induce the Administrative Agent, the Collateral Agent, the Sub-Collateral Agents and the Aggregate Supermajority Lenders to enter into this Amendment, each Credit Agreement Party hereby represents and warrants that:

(a)           no Default or Event of Default exists as of the Third Amendment Effective Date (as defined below), both immediately before and immediately after giving effect thereto;

(b)           all of the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on the Third Amendment Effective Date both immediately before and immediately after giving effect thereto, with the same effect as though such representations and warranties had been made on and as of the Third Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date); and

(c)           effective on the Third Amendment Effective Date (and after giving effect to this Amendment), no Canadian Subsidiary is, directly or indirectly, guaranteeing, or otherwise liable for any Contingent Obligations in respect of, or the grantor of Liens in any of its assets or property securing, any Indebtedness or other obligations or liabilities of Holdings, any Domestic Subsidiary or any other Person incorporated, organized or formed under the laws of the U.S., any State thereof, the United States Virgin Islands or Puerto Rico.

2.             This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

3.             This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

4.             THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAW OF THE STATE OF NEW YORK.

5.             This Amendment shall become effective on the date (the “Third Amendment Effective Date”) when the following conditions have been satisfied:

(i)            each Credit Party (other than WSC), the Administrative Agent, the Collateral Agent, the Sub-Collateral Agents and the Aggregate Supermajority Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or electronic transmission) the same to Kaye Scholer LLP, 425 Park Avenue, New York, NY 10036, Attention:  Paul Somelofske (facsimile number:  212-836-7152 and e-mail address:  psomelofske@kayescholer.com); and

(ii)           the Administrative Agent shall have received a pro forma Borrowing Base Certificate as of the last day of the calendar month for which a Borrowing Base Certificate was most recently delivered to the Administrative Agent under the Credit Agreement computing the Borrowing Base as of such day as if WSC were not a Qualified Credit Party as of such day.

6.             The Credit Agreement is hereby ratified and confirmed and, except as herein agreed, remains in full force and effect in accordance with its terms.

7.             At all times on and after the Third Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement and the other Credit Documents intended to be amended by this Amendment shall be deemed to be references to the Credit Agreement and such other Credit Documents after giving effect to this Amendment.  It is agreed that this Amendment shall constitute a Credit Document for all purposes under the Credit Agreement and the other Credit Documents.

*     *     *

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

WILLIAMS SCOTSMAN INTERNATIONAL, INC.

By:	/s/ Scott W. Becker
Title: Vice President and Treasurer

WILLIAMS SCOTSMAN, INC.

By:	/s/ Scott W. Becker
Title: Vice President and Treasurer

WILLSCOT EQUIPMENT, LLC

By:	WILLIAMS SCOTSMAN, INC., as Member

By:	/s/ Scott W. Becker
Title: Vice President and Treasurer

SPACE MASTER INTERNATIONAL, INC.

By:	/s/ Scott W. Becker
Title: Vice President and Treasurer

TRUCK & TRAILER SALES, INC.

By:	/s/ Scott W. Becker
Title: Vice President and Treasurer

EVERGREEN MOBILE COMPANY

By:	/s/ Scott W. Becker
Title: Vice President and Treasurer

SIGNATURE PAGE TO THE AMENDMENT TO VARIOUS CREDIT DOCUMENTS, DATED AS OF MARCH 6, 2007, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., CERTAIN LENDERS PARTY TO THE CREDIT AGREEMENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, AND CERTAIN OTHER PERSONS

BANK OF AMERICA, N.A., Individually and as Administrative Agent and Collateral Agent

By:	/s/ Kevin W. Corcoran
Title: Vice President

SIGNATURE PAGE TO THE AMENDMENT TO VARIOUS CREDIT DOCUMENTS, DATED AS OF MARCH    , 2007, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., CERTAIN LENDERS PARTY TO THE CREDIT AGREEMENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, AND CERTAIN OTHER PERSONS

DEUTSCHE BANK TRUST COMPANY AMERICAS, Individually and as a Sub-Collateral Agent

By:	/s/ Marguerite Sutton
Title: Director

By:	/s/ Stephen R. Lapidus
Title: Director

SIGNATURE PAGE TO THE AMENDMENT TO VARIOUS CREDIT DOCUMENTS, DATED AS OF MARCH    , 2007, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., CERTAIN LENDERS PARTY TO THE CREDIT AGREEMENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, AND CERTAIN OTHER PERSONS

BT COMMERCIAL CORPORATION, as a Sub-Collateral Agent

By:	/s/ Frank Fazio
Title: Director

SIGNATURE PAGE TO THE AMENDMENT TO VARIOUS CREDIT DOCUMENTS, DATED AS OF MARCH    , 2007, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., CERTAIN LENDERS PARTY TO THE CREDIT AGREEMENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, AND CERTAIN OTHER PERSONS

CITICORP USA, INC.

By:
Title:

SIGNATURE PAGE TO THE AMENDMENT TO VARIOUS CREDIT DOCUMENTS, DATED AS OF MARCH    , 2007, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., CERTAIN LENDERS PARTY TO THE CREDIT AGREEMENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, AND CERTAIN OTHER PERSONS

WELLS FARGO BANK, N.A.

By:	/s/ Reginald Goldsmith III
Title: Vice President

SIGNATURE PAGE TO THE AMENDMENT TO VARIOUS CREDIT DOCUMENTS, DATED AS OF MARCH    , 2007, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., CERTAIN LENDERS PARTY TO THE CREDIT AGREEMENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, AND CERTAIN OTHER PERSONS

LEHMAN COMMERCIAL PAPER INC.

By:	/s/ Diane Albanese
Title: Authorized Signatory

SIGNATURE PAGE TO THE AMENDMENT TO VARIOUS CREDIT DOCUMENTS, DATED AS OF MARCH    , 2007, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., CERTAIN LENDERS PARTY TO THE CREDIT AGREEMENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, AND CERTAIN OTHER PERSONS

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Dionne Rice
Title: Vice President

SIGNATURE PAGE TO THE AMENDMENT TO VARIOUS CREDIT DOCUMENTS, DATED AS OF MARCH    , 2007, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., CERTAIN LENDERS PARTY TO THE CREDIT AGREEMENT,           N.A., AS ADMINISTRATIVE AGENT, AND CERTAIN OTHER PERSONS

THE CIT GROUP/BUSINESS CREDIT, INC.

By:	/s/ Evelyn Kusold
Title: Vice President

SIGNATURE PAGE TO THE AMENDMENT TO VARIOUS CREDIT DOCUMENTS, DATED AS OF MARCH    , 2007, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., CERTAIN LENDERS PARTY TO THE CREDIT AGREEMENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, AND CERTAIN OTHER PERSONS

GMAC COMMERCIAL FINANCE LLC

By:	/s/ Robert McIntyre
Title: Director

SIGNATURE PAGE TO THE AMENDMENT TO VARIOUS CREDIT DOCUMENTS, DATED AS OF MARCH    , 2007, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., CERTAIN LENDERS PARTY TO THE CREDIT AGREEMENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, AND CERTAIN OTHER PERSONS

MERRILL LYNCH CAPITAL, a division of Merrill Lynch Business Financial Services Inc.

By:	/s/ Andrew C. Sepe
Title: Vice President

SIGNATURE PAGE TO THE AMENDMENT TO VARIOUS CREDIT DOCUMENTS, DATED AS OF MARCH    , 2007, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., CERTAIN LENDERS PARTY TO THE CREDIT AGREEMENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, AND CERTAIN OTHER PERSONS

GE CAPITAL CORPORATION

By:	/s/ Rebecca A. Ford
Title: Duly Authorized Signatory

SIGNATURE PAGE TO THE AMENDMENT TO VARIOUS CREDIT DOCUMENTS, DATED AS OF MARCH    , 2007, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., CERTAIN LENDERS PARTY TO THE CREDIT AGREEMENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, AND CERTAIN OTHER PERSONS

JPMORGAN CHASE BANK, N.A.

By:	/s/ John M. Hariaczyi
Title: Vice President

SIGNATURE PAGE TO THE AMENDMENT TO VARIOUS CREDIT DOCUMENTS, DATED AS OF MARCH    , 2007, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., CERTAIN LENDERS PARTY TO THE CREDIT AGREEMENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, AND CERTAIN OTHER PERSONS

NATIONAL CITY BUSINESS CREDIT, INC.

By:	/s/ Michael P. McNeirney
Title: Vice President

SIGNATURE PAGE TO THE AMENDMENT TO VARIOUS CREDIT DOCUMENTS, DATED AS OF MARCH    , 2007, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., CERTAIN LENDERS PARTY TO THE CREDIT AGREEMENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, AND CERTAIN OTHER PERSONS

HSBC BUSINESS CREDIT (USA) INC.

By:	/s/ Dan R. Bueno
Title: VP — Asset Based Lending

SIGNATURE PAGE TO THE AMENDMENT TO VARIOUS CREDIT DOCUMENTS, DATED AS OF MARCH    , 2007, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., CERTAIN LENDERS PARTY TO THE CREDIT AGREEMENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, AND CERTAIN OTHER PERSONS

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Craig Sheetz
Title: Vice President

SIGNATURE PAGE TO THE AMENDMENT TO VARIOUS CREDIT DOCUMENTS, DATED AS OF MARCH    , 2007, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., CERTAIN LENDERS PARTY TO THE CREDIT AGREEMENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, AND CERTAIN OTHER PERSONS

LASALLE BUSINESS CREDIT, LLC

By:	/s/ Jay Schweiger
Title: Senior Vice President

SIGNATURE PAGE TO THE AMENDMENT TO VARIOUS CREDIT DOCUMENTS, DATED AS OF MARCH    , 2007, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., CERTAIN LENDERS PARTY TO THE CREDIT AGREEMENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, AND CERTAIN OTHER PERSONS

TEXTRON FINANCIAL CORPORATION

By:	/s/ Chris Grivakis
Title: Senior Account Executive

SIGNATURE PAGE TO THE AMENDMENT TO VARIOUS CREDIT DOCUMENTS, DATED AS OF MARCH    , 2007, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., CERTAIN LENDERS PARTY TO THE CREDIT AGREEMENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, AND CERTAIN OTHER PERSONS

SIEMENS FINANCIAL SERVICES, INC.

By:	/s/ Mark Picillo
Title: Vice President

SIGNATURE PAGE TO THE AMENDMENT TO VARIOUS CREDIT DOCUMENTS, DATED AS OF MARCH    , 2007, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., CERTAIN LENDERS PARTY TO THE CREDIT AGREEMENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, AND CERTAIN OTHER PERSONS

UPS CAPITAL CORPORATION

By:	/s/ Courtney Alexander
Title: Director of Portfolio Management

SIGNATURE PAGE TO THE AMENDMENT TO VARIOUS CREDIT DOCUMENTS, DATED AS OF MARCH    , 2007, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., CERTAIN LENDERS PARTY TO THE CREDIT AGREEMENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, AND CERTAIN OTHER PERSONS

SUNTRUST BANK

By:	/s/ Mark Pickering
Title: Vice President

SIGNATURE PAGE TO THE AMENDMENT TO VARIOUS CREDIT DOCUMENTS, DATED AS OF MARCH    , 2007, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., CERTAIN LENDERS PARTY TO THE CREDIT AGREEMENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, AND CERTAIN OTHER PERSONS

WEBSTER BUSINESS CREDIT CORPORATION

By:	/s/ Walter Stockhecker
Title: Vice President

SIGNATURE PAGE TO THE AMENDMENT TO VARIOUS CREDIT DOCUMENTS, DATED AS OF MARCH    , 2007, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., CERTAIN LENDERS PARTY TO THE CREDIT AGREEMENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, AND CERTAIN OTHER PERSONS

SANDY SPRING BANK

By:	/s/ Roy S. Lewis
Title: Vice President

SIGNATURE PAGE TO THE AMENDMENT TO VARIOUS CREDIT DOCUMENTS, DATED AS OF MARCH    , 2007, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., CERTAIN LENDERS PARTY TO THE CREDIT AGREEMENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, AND CERTAIN OTHER PERSONS

CIBC, INC.

By:	/s/ Gerald Girardi
Title: Authorized Signatory

SIGNATURE PAGE TO THE AMENDMENT TO VARIOUS CREDIT DOCUMENTS, DATED AS OF MARCH    , 2007, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., CERTAIN LENDERS PARTY TO THE CREDIT AGREEMENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, AND CERTAIN OTHER PERSONS

FIRST DOMINION FUNDING II

By:
Title:

SIGNATURE PAGE TO THE AMENDMENT TO VARIOUS CREDIT DOCUMENTS, DATED AS OF MARCH    , 2007, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., CERTAIN LENDERS PARTY TO THE CREDIT AGREEMENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, AND CERTAIN OTHER PERSONS

FIRST DOMINION FUNDING III

By:
Title:

SIGNATURE PAGE TO THE AMENDMENT TO VARIOUS CREDIT DOCUMENTS, DATED AS OF MARCH    , 2007, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., CERTAIN LENDERS PARTY TO THE CREDIT AGREEMENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, AND CERTAIN OTHER PERSONS

ATRIUM V

By:	Credit Suisse Alternative Capital, as collateral manager

By:
Title:

SIGNATURE PAGE TO THE AMENDMENT TO VARIOUS CREDIT DOCUMENTS, DATED AS OF MARCH    , 2007, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., CERTAIN LENDERS PARTY TO THE CREDIT AGREEMENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, AND CERTAIN OTHER PERSONS

KATONAH III, LTD.

By:	Sankaty Advisors, LLC as Sub-Advisor

By:
Title:

SIGNATURE PAGE TO THE AMENDMENT TO VARIOUS CREDIT DOCUMENTS, DATED AS OF MARCH    , 2007, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., CERTAIN LENDERS PARTY TO THE CREDIT AGREEMENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, AND CERTAIN OTHER PERSONS

KATONAH IV, LTD.

By:	Sankaty Advisors, LLC as Sub-Advisor

By:
Title:

SIGNATURE PAGE TO THE AMENDMENT TO VARIOUS CREDIT DOCUMENTS, DATED AS OF MARCH    , 2007, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., CERTAIN LENDERS PARTY TO THE CREDIT AGREEMENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, AND CERTAIN OTHER PERSONS

LOAN FUNDING XI LLC

By:	Sankaty Advisors, LLC as Collateral Manager

By:
Title:

SIGNATURE PAGE TO THE AMENDMENT TO VARIOUS CREDIT DOCUMENTS, DATED AS OF MARCH    , 2007, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., CERTAIN LENDERS PARTY TO THE CREDIT AGREEMENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, AND CERTAIN OTHER PERSONS

KATONAH VII CLO, LTD.

By:	Katonah Debt Advisors, LLC

By:
Title:

SIGNATURE PAGE TO THE AMENDMENT TO VARIOUS CREDIT DOCUMENTS, DATED AS OF MARCH    , 2007, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., CERTAIN LENDERS PARTY TO THE CREDIT AGREEMENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, AND CERTAIN OTHER PERSONS

FLAGSHIP CLO V

By:	Deutsche Asset Managment, Inc., as Subadvisor

By:
Title:

By:
Title:

SIGNATURE PAGE TO THE AMENDMENT TO VARIOUS CREDIT DOCUMENTS, DATED AS OF MARCH    , 2007, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., CERTAIN LENDERS PARTY TO THE CREDIT AGREEMENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, AND CERTAIN OTHER PERSONS

GE CFS LOAN HOLDING 2006-3 LLC

By:	/s/ Amanda J. Van Heyst
Title: Duly Authorized Signatory

SIGNATURE PAGE TO THE AMENDMENT TO VARIOUS CREDIT DOCUMENTS, DATED AS OF MARCH    , 2007, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., CERTAIN LENDERS PARTY TO THE CREDIT AGREEMENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, AND CERTAIN OTHER PERSONS

FIRST 2004-II CLO, LTD.

By:	TCW Advisors, Inc., its Collateral Manager

By:
Title:

By:
Title:

SIGNATURE PAGE TO THE AMENDMENT TO VARIOUS CREDIT DOCUMENTS, DATED AS OF MARCH    , 2007, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., CERTAIN LENDERS PARTY TO THE CREDIT AGREEMENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, AND CERTAIN OTHER PERSONS

FIRST 2004-I CLO, LTD.

By:	TCW Advisors, Inc., its Collateral Manager

By:
Title:

By:
Title:

SIGNATURE PAGE TO THE AMENDMENT TO VARIOUS CREDIT DOCUMENTS, DATED AS OF MARCH    , 2007, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., CERTAIN LENDERS PARTY TO THE CREDIT AGREEMENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, AND CERTAIN OTHER PERSONS

VELOCITY CLO, LTD.

By:	TCW Advisors, Inc., its Collateral Manager

By:
Title:

By:
Title:

SIGNATURE PAGE TO THE AMENDMENT TO VARIOUS CREDIT DOCUMENTS, DATED AS OF MARCH    , 2007, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., CERTAIN LENDERS PARTY TO THE CREDIT AGREEMENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, AND CERTAIN OTHER PERSONS

CSAM FUNDING I

By:
Title:

SIGNATURE PAGE TO THE AMENDMENT TO VARIOUS CREDIT DOCUMENTS, DATED AS OF MARCH    , 2007, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., CERTAIN LENDERS PARTY TO THE CREDIT AGREEMENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, AND CERTAIN OTHER PERSONS

RACE POINT CLO, LIMITED

By:	Sankaty Advisors, LLC as Collateral Manager

By:
Title:

SIGNATURE PAGE TO THE AMENDMENT TO VARIOUS CREDIT DOCUMENTS, DATED AS OF MARCH    , 2007, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., CERTAIN LENDERS PARTY TO THE CREDIT AGREEMENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, AND CERTAIN OTHER PERSONS

RACE POINT II CLO, LIMITED

By:	Sankaty Advisors, LLC as Collateral Manager

By:
Title:

SIGNATURE PAGE TO THE AMENDMENT TO VARIOUS CREDIT DOCUMENTS, DATED AS OF MARCH    , 2007, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., CERTAIN LENDERS PARTY TO THE CREDIT AGREEMENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, AND CERTAIN OTHER PERSONS

EATON VANCE SENIOR INCOME TRUST

By:	Eaton Vance Management as Investment Advisor

By:
Title:

SIGNATURE PAGE TO THE AMENDMENT TO VARIOUS CREDIT DOCUMENTS, DATED AS OF MARCH    , 2007, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., CERTAIN LENDERS PARTY TO THE CREDIT AGREEMENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, AND CERTAIN OTHER PERSONS

EATON VANCE SENIOR FLOATING-RATE TRUST

By:	Eaton Vance Management as Investment Advisor

By:
Title:

SIGNATURE PAGE TO THE AMENDMENT TO VARIOUS CREDIT DOCUMENTS, DATED AS OF MARCH    , 2007, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., CERTAIN LENDERS PARTY TO THE CREDIT AGREEMENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, AND CERTAIN OTHER PERSONS

EATON VANCE FLOATING-RATE INCOME TRUST

By:	Eaton Vance Management as Investment Advisor

By:
Title:

SIGNATURE PAGE TO THE AMENDMENT TO VARIOUS CREDIT DOCUMENTS, DATED AS OF MARCH    , 2007, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., CERTAIN LENDERS PARTY TO THE CREDIT AGREEMENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, AND CERTAIN OTHER PERSONS

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND

By:	Eaton Vance Management as Investment Advisor

By:
Title:

SIGNATURE PAGE TO THE AMENDMENT TO VARIOUS CREDIT DOCUMENTS, DATED AS OF MARCH    , 2007, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., CERTAIN LENDERS PARTY TO THE CREDIT AGREEMENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, AND CERTAIN OTHER PERSONS

EATON VANCE LIMITED DURATION INCOME FUND

By:	Eaton Vance Management as Investment Advisor

By:
Title:

SIGNATURE PAGE TO THE AMENDMENT TO VARIOUS CREDIT DOCUMENTS, DATED AS OF MARCH    , 2007, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., CERTAIN LENDERS PARTY TO THE CREDIT AGREEMENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, AND CERTAIN OTHER PERSONS

EATON VANCE SHORT DURATION DIVERSIFIED INCOME FUND

By:	Eaton Vance Management as Investment Advisor

By:
Title:

SIGNATURE PAGE TO THE AMENDMENT TO VARIOUS CREDIT DOCUMENTS, DATED AS OF MARCH    , 2007, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., CERTAIN LENDERS PARTY TO THE CREDIT AGREEMENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, AND CERTAIN OTHER PERSONS

EATON VANCE VARIABLE LEVERAGE FUND LTD.

By:	Eaton Vance Management as Investment Advisor

By:
Title:

SIGNATURE PAGE TO THE AMENDMENT TO VARIOUS CREDIT DOCUMENTS, DATED AS OF MARCH    , 2007, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., CERTAIN LENDERS PARTY TO THE CREDIT AGREEMENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, AND CERTAIN OTHER PERSONS

EATON VANCE VT FLOATING-RATE INCOME FUND

By:	Eaton Vance Management as Investment Advisor

By:
Title:

SIGNATURE PAGE TO THE AMENDMENT TO VARIOUS CREDIT DOCUMENTS, DATED AS OF MARCH    , 2007, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., CERTAIN LENDERS PARTY TO THE CREDIT AGREEMENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, AND CERTAIN OTHER PERSONS

GRAYSON & CO

By:	Boston Management and Research as Investment Advisor

By:
Title:

SIGNATURE PAGE TO THE AMENDMENT TO VARIOUS CREDIT DOCUMENTS, DATED AS OF MARCH    , 2007, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., CERTAIN LENDERS PARTY TO THE CREDIT AGREEMENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, AND CERTAIN OTHER PERSONS

BIG SKY III SENIOR LOAN TRUST

By:	Eaton Vance Management as Investment Advisor

By:
Title:

SIGNATURE PAGE TO THE AMENDMENT TO VARIOUS CREDIT DOCUMENTS, DATED AS OF MARCH    , 2007, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., CERTAIN LENDERS PARTY TO THE CREDIT AGREEMENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, AND CERTAIN OTHER PERSONS

HARBOUR TOWN FUNDING LLC

By:
Title:

SIGNATURE PAGE TO THE AMENDMENT TO VARIOUS CREDIT DOCUMENTS, DATED AS OF MARCH    , 2007, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., CERTAIN LENDERS PARTY TO THE CREDIT AGREEMENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, AND CERTAIN OTHER PERSONS

SENIOR DEBT PORTFOLIO

By:	Boston Management and Research as Investment Advisor

By:
Title:

SIGNATURE PAGE TO THE AMENDMENT TO VARIOUS CREDIT DOCUMENTS, DATED AS OF MARCH    , 2007, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., CERTAIN LENDERS PARTY TO THE CREDIT AGREEMENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, AND CERTAIN OTHER PERSONS

NUVEEN FLOATING RATE INCOME FUND

By:	Symphony Asset Management, LLC

By:
Title:

SIGNATURE PAGE TO THE AMENDMENT TO VARIOUS CREDIT DOCUMENTS, DATED AS OF MARCH    , 2007, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., CERTAIN LENDERS PARTY TO THE CREDIT AGREEMENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, AND CERTAIN OTHER PERSONS

NUVEEN SENIOR INCOME FUND

By:	Symphony Asset Management, LLC

By:
Title:

SIGNATURE PAGE TO THE AMENDMENT TO VARIOUS CREDIT DOCUMENTS, DATED AS OF MARCH    , 2007, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., CERTAIN LENDERS PARTY TO THE CREDIT AGREEMENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, AND CERTAIN OTHER PERSONS

THE NORINCHUKIN BANK, NEW YORK BRANCH, through State Street Bank and Trust Company as Fiduciary Custodian.

By:	Eaton Vance Management, Attorney-in-fact

By:
Title:

SIGNATURE PAGE TO THE AMENDMENT TO VARIOUS CREDIT DOCUMENTS, DATED AS OF MARCH    , 2007, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., CERTAIN LENDERS PARTY TO THE CREDIT AGREEMENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, AND CERTAIN OTHER PERSONS

LIGHTPOINT CLO III, LTD.

By:
Lightpoint Capital Management LLC as Collateral Manager

SIGNATURE PAGE TO THE AMENDMENT TO VARIOUS CREDIT DOCUMENTS, DATED AS OF MARCH    , 2007, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., CERTAIN LENDERS PARTY TO THE CREDIT AGREEMENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, AND CERTAIN OTHER PERSONS

WIND RIVER CLO II LTD.

By:	McDonnell Investment Management, LLC, as Manager

By:
Title:

SIGNATURE PAGE TO THE AMENDMENT TO VARIOUS CREDIT DOCUMENTS, DATED AS OF MARCH    , 2007, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., CERTAIN LENDERS PARTY TO THE CREDIT AGREEMENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, AND CERTAIN OTHER PERSONS

OAK HILL CREDIT PARTNERS I, LIMITED		OAK HILL CREDIT PARTNERS II, LIMITED

By:	Oak Hill CLO Management I, LLC as Investment Manager	By:	Oak Hill CLO Management II, LLC as Investment Manager

By:	/s/ Scott D. Krase	By:	/s/ Scott D. Krase
	Name: Scott D. Krase		Name: Scott D. Krase
	Title: Authorized Person		Title: Authorized Person

OAK HILL CREDIT PARTNERS III, LIMITED		OAK HILL CREDIT PARTNERS IV, LIMITED

By:	Oak Hill CLO Management III, LLC as Investment Manager	By:	Oak Hill CLO Management IV, LLC as Investment Manager

By:	/s/ Scott D. Krase	By:	/s/ Scott D. Krase
	Name: Scott D. Krase		Name: Scott D. Krase
	Title: Authorized Person		Title: Authorized Person

SMBC MVI SPC,
on behalf of and for the account of Segregated Portfolio No. 1

By:	Oak Hill Separate Account Management I, LLC as Investment Manager

By:	/s/ Scott D. Krase
Name: Scott D. Krase
Title: Authorized Person

SIGNATURE PAGE TO THE AMENDMENT TO VARIOUS CREDIT DOCUMENTS, DATED AS OF MARCH    , 2007, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., CERTAIN LENDERS PARTY TO THE CREDIT AGREEMENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, AND CERTAIN OTHER PERSONS

LONG LANE MASTER TRUST IV

By:
Name:
Title:

SIGNATURE PAGE TO THE AMENDMENT TO VARIOUS CREDIT DOCUMENTS, DATED AS OF MARCH    , 2007, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., CERTAIN LENDERS PARTY TO THE CREDIT AGREEMENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, AND CERTAIN OTHER PERSONS

LOAN FUNDING XIII LLC

By:
Title:

SIGNATURE PAGE TO THE AMENDMENT TO VARIOUS CREDIT DOCUMENTS, DATED AS OF MARCH    , 2007, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., CERTAIN LENDERS PARTY TO THE CREDIT AGREEMENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, AND CERTAIN OTHER PERSONS

VITESSE CLO LTD.

By:	TCW Advisors, as its Portfolio Manager

By:
Title:

By:
Title:

SIGNATURE PAGE TO THE AMENDMENT TO VARIOUS CREDIT DOCUMENTS, DATED AS OF MARCH    , 2007, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., CERTAIN LENDERS PARTY TO THE CREDIT AGREEMENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, AND CERTAIN OTHER PERSONS

TCW SENIOR SECURED LOAN FUND

By:	TCW Advisors, Inc., its Collateral Manager

By:
Title:

By:
Title:

SIGNATURE PAGE TO THE AMENDMENT TO VARIOUS CREDIT DOCUMENTS, DATED AS OF MARCH    , 2007, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., CERTAIN LENDERS PARTY TO THE CREDIT AGREEMENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, AND CERTAIN OTHER PERSONS

TCW SELECT LOAN FUND LIMITED

By:	TCW Advisors, Inc., its Collateral Manager

By:
Title:

By:
Title:

SIGNATURE PAGE TO THE AMENDMENT TO VARIOUS CREDIT DOCUMENTS, DATED AS OF MARCH    , 2007, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., CERTAIN LENDERS PARTY TO THE CREDIT AGREEMENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, AND CERTAIN OTHER PERSONS

MADISON PARK FUNDING III, LTD.

By:	Credit Suisse Alternative Capital, Inc., as collateral manager

By:
Title:

SIGNATURE PAGE TO THE AMENDMENT TO VARIOUS CREDIT DOCUMENTS, DATED AS OF MARCH    , 2007, AMONG WILLIAMS SCOTSMAN INTERNATIONAL, INC., WILLIAMS SCOTSMAN, INC., CERTAIN LENDERS PARTY TO THE CREDIT AGREEMENT, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, AND CERTAIN OTHER PERSONS

CHATHAM LIGHT III

By:
Title: